MainStreetBancshares, Inc.

Doing big things.

Forward-looking statements and additional information

Statements in this presentation which are not historical are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. These forward-looking statements may include discussions of the strategic plans and objectives or anticipated future performance and results of MainStreet Bancshares, Inc. or MainStreet Bank (the "Company").

The information contained in this presentation should be read in conjunction with the Company's most recent Form 10-K and all subsequent Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K, each of which is available on the Securities and Exchange Commission's ("SEC") website (sec.gov).

Investors are cautioned that forward-looking statements, which are not historical fact, involve risks, assumptions and uncertainties that change over time, including those detailed in Form 10-K under the section, "Risk Factors".

As such, actual results could differ materially from those expressed or implied by forward-looking statements made in this presentation. Management believes that the expectations in these forward-looking statements are based upon reasonable assumptions within the bounds of management's current knowledge of the Company's business and operations. The Company disclaims any responsibility to update these forward-looking statements to reflect events or circumstances after the date of this presentation.

The accounting and reporting policies of the Company conform to U.S. Generally Accepted Accounting Principles (GAAP) and prevailing practices in the banking industry. However, certain non-GAAP measures are used by management to supplement the evaluation of the Company's performance.

We are reshaping the banking industry by taking ownership of financial innovation and delivering our customers and investors a higher return on relationships.

A higher return on relationships

For over 20 years, MainStreet Bank has led the industry with accountable innovation that challenges legacy banking growth models while delivering a higher return for our investors and customers.




MainStreetBank
Thomas J. Chmelik
Director and Chief Financial Officer
Chris Johnston
EVP, Chief Credit Officer
Thomas Floyd
Chief Lending Officer
Alex Vari
Chief Accounting Officer
Matthew McCrory
Chief Information Security Officer
Rafael DeLeon
Board Audit & Risk Committee Chair
Jeff Dick
Chairman and CEO
Ben Baboval
Chief Risk Officer



Thriving DC metro market

Major universities

- Georgetown
- GW
- American
- Howard
- George Mason
- Gallaudet
- Catholic
- UMUC
- Marymount

Resident fortune 500

- Under Armour
- Amazon
- Google
- Boeing
- Marriott
- Raytheon

Federal hub

- Defense contracting
- CACI
- Lockheed Martin
- FTI
- SAIC

Other notable

- Historic trend of low unemployment compared to overall U.S. - even during downturns.
- Highest median income.[1]
- 70% of U.S. internet traffic [2]
- Tourism, hospitality, conventions, sports and entertainment.
- NBA, NFL, MLS, NHL

1. Median Household Income, Loudoun County #1 and Fairfax County #4 (FRED)
2. Per DigitalTech.com

Strategic balance sheet growth



May 2004
$12.5M Private Placement of Common Stock
August 2005
$12.6M Private Placement of Common Stock & Began trading on OTC Market
Dec 2014
$12.8M Private Placement of Common Stock
July 2016
Formed Holding Company / Began Trading on OTCQX
January 2017
$15M Sub-Debt Offering
October 2017
$18.4M Private Placement of Common Stock
August 2018
$45M Private Placement of Common Stock
April 2019
Became SEC Registrant and Began Trading on NASDAQ Capital Market
Sept. 2020
$28.75M Depository Share Offering
April 2021
$30M Sub-Debt Offering
March 2022
$44M Sub-Debt Offering
$45
$83
$106
$146
$186
$236
$240
$283
$272
$277
$345
$487
$576
$803
$1,101
$1,277
$1,643
$1,647
$1,926
$2,035
$2,225
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024

(Assets $ millions)

$2.2B
Total Assets

Q32024

6
Branches

20+ years of banking Innovation

- **Bank established:** May 26th 2004
- **Headquarters:** Fairfax, VA
- **Number of branches:** 6
- **Full-time employees:** 201
- **Assets per employee:** $11.1m
- **Holding company established:** Sept. 18th, 2016

We innovate how money moves to benefit the security and prosperity of every dollar entrusted to us and the communities we serve.

Led by innovation, driven by community

We pride ourselves with the experience required to anticipate market changes and pivot into new ways of thinking and operating.

Money connects us to our local and global communities.

$2.2B
Dollars in total assets

$11.1M
Assets per employee


6
Branches*

* DC Metro Area

Go beyond branches

A branch lite digitally enhanced business model controls expenses while delivering a high touch banking experience

- Herndon, VA
- Fairfax, VA
- Leesburg, VA
- McLean, VA
- Clarendon, VA
- Washington, DC

Share performance

Nasdaq capital market:	MNSB
Close common stock price	$18.45
Price / tangible book value	78%
Common shares outstanding	7,602,783
Market capitalization	$140 million
Tangible book value	$23.66

Nasdaq capital market:	MNSBP
Close preferred stock price	$23.49

AVENU

Innovating how money moves.

AV

Traditional deposit growth is a challenge.

The full Board is engaged and steadfast in its support of Avenu's Banking-as-a-Service initiatives to overcome this challenge.

Innovating how money moves.

Before there was Avenu, there was a department called Payment Systems. It was a small but mighty team of two.

Today, Avenu is a fully realized brand providing a full stack solution that addresses the money movement needs of customers all over the world.

Avenu provides MainStreet with a new and resilient source for deposit growth.

Avenu was created to provide innovative and reliable embedded banking services allowing developers to focus on what they do best - develop cutting edge digital financial solutions.


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00101010
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01101010
01001
001010
0101010
0101010
0100110
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AVENU

Dan Van Nostrand, MBA
Integration Support Manager





Krishna Challa
SVP of Engineering



Todd Youngren, MBA
President, Avenu



Brian Bretz, MBA, CSM, CSPO
Director of Product Management

Full bios located in appendix

Avenu technology group

A high performing team


Chief Executive Officer
Avenu President
Chief Information Security Officer
Chief Risk Officer
Project Manager
Chief Technology Engineer
Chief Security Officer
Chief Compliance Officer
3 Project Managers
3 Implement Support
1 scrum Master
1 System Architect
4 Cloud Engineers
5 Microservices Devs
1 Mobile Developer
4 QA Engineers
4 Cyber Operations Analysts
2 Compliance Analysts

Put our bank in your app

A bank-built and backed solution

Avenu offers the only embedded banking solution that connects our clients and their applications directly to our banking core.

Avenu allows clients to create any type of deposit account for their customers. For transactional accounts, they have access through our payment gateway to digital, paper or plastic processing through ACH, ATM's, debit & credit rails, domestic and international wires, and real time processing.

Built into the core is a subledger for building out relationships at scale, customer identification, a payment gateway and a core that integrates transactional fraud protection, anti-money laundering monitoring, a state-of-the-art case management system and complaint management.

Put our bank in your app.

A bank-built and backed solution


FDIC


AVENU
GBG IDology
jha
feedzai
Hummingbird
Phixius
Core Project
API Services
API Services
Core Services
Keycloak
Kafka Streams
ksqlDB
BROKER
Kafka Topics
Kafka Cluster
Kafka Connect
Debit Card Services
Data Services
CoreCARD
CardProject
API Gateway
This project receives/transmits PCI sensitive CC information
PCI Services
API Gateway
nmi
DMZ VPC
Internal Card Payment Service
Google Cloud
BigQuery
LOOKER

An outside perspective | FS Vector

Validating the Avenu solution.

Validating the Avenu solution

An independent review of the Avenu banking-as-a-service solution

The board engaged the consulting firm FS Vector LLC to:

- To determine whether the Avenu solution is fit for purpose given the current regulatory environment, and
- Provide an overview of the current landscape for fintechs and financial projections for Avenu based upon that landscape.

FS VECTOR

FS Vector is a Washington DC-based compliance, public policy, and business advisory firm serving banks, fintechs, regtechs, and other innovative companies. Clients gain the benefit of an extensive industry network that provides valuable insights, resources, and partnership opportunities.

There is a short list of full-stack banks, including MainStreet Bank, that control the required infrastructure and exercise direct oversight of fintech partners.

FS Vector report

A full-stack solution

FS VECTOR

BaaS partnerships can be divided into three broad categories, differentiated by who owns the key infrastructure and how oversight functions are performed.

Full-stack banks control the required infrastructure and exercise direct oversight.

Third-party middleware platforms own and operate the banking infrastructure and play a role in program oversight.

Fintech-owned infrastructure provided by the partners they oversee.

Validating the Avenu solution

FS VECTOR

FDIC proposed deposit insurance recordkeeping rule for banks' third-party accounts

Ostensibly in response to the failure of Synapse and ensuing confusion, the FDIC published a notice of proposed rulemaking in September 2024 that sets specific record keeping and reconciliation standards for banks that provide products through FBO accounts.

Notably, because Avenu owns the subledger used by all of Avenu's clients, the Bank will not need to build any new solutions or onboard any new service providers to meet the requirements of the proposed rule in any form that it is likely to take.

Other banks rely on fintech-owned infrastructure provided by the partners they oversee.

Avenu owns the subledger used by all of Avenu's clients

FS Vector Report

Validating the Avenu solution

FS VECTOR

Staying connected and accountable to every dollar that is entrusted to us is key.

We are not a sponsor bank without our own technology and we are not a middleware software company without our own bank.

We are bank-built and bank-backed.

Avenu's development cost places it among the most economical of similar bank and nonbank BaaS platforms, and its development timeline places it squarely in the middle of the pack.

FS Vector report

Validating the Avenu solution

FS VECTOR

Noting that there may be meaningful differences, we found that many well-known middleware platforms raised between, at the low end, mid-teens of millions of dollars, to, at the high end, well over $100 million.

Most such platforms launched an initial version within three to six years of their initial fundraise.

This approach and these figures is a consistent and proven way to think about the ultimate shape, in terms of underlying products and volumes, of a BaaS program.

FS Vector report

Summary of projections

Baseline FS Vector projections + existing Avenu

	2025	2026	2027
		(millions)	
FS Vector balances [1]	$133	$319	$505
Existing balances	$20	$20	$20
Total	$153	$339	$525
Balance credit [2]	$4	$9	$13
Fee revenue	$3	$6	$9
Total notional revenue	$7	$15	$22
Estimated Expenses [3]	-$11	-$11	-$12
Net income before tax	-$4	$4	$10

Fed funds is a conservative bogey. Once we determine the duration of deposit subsets, we will deploy deposit subsets into similar duration earning assets.

[1] adjusted to reflect calendar year [2] federal funds target rates [3] assumes 5% annual increase

Compliance Overview

Compliance integration requirements

- Risk Assessment
- Policies & Procedures
- Training
- Documentation
- Application
- Data Integrity

Avenu platform controls

Compliance solutions

Customer identification

- CIP / ID verification
- OFAC search - onboarding
- Fraud
- Risk rating - onboarding

Case management

- Sanctions reviews
- Concern / complaint resolutions
- Dispute resolutions
- Fraud reviews
- Marketing Material reviews
- Unusual activity referrals

Fraud

- Real time transaction fraud analysis

BSA/AML

- BSA / AML alerts
- BSA / AML case management
- SAR filings
- OFAC search - ongoing
- 314a search
- Risk rating - ongoing

Reporting

- Compliance dashboards
- Complaint reporting
- Disputing reporting

Cybersecurity Overview

Avenu risk management & security

Fintech client or customer

- Data protection
- Security requirements
- Data residency

Avenu administrative application

- Third-party services
- Security requirements
- Baseline MNSB controls

Avenu platform & API services

- Security compliance
- SDLC
- Infrastructure security
- Security monitoring

Avenu summary of risk & security controls

Enabling controls	Protect	Govern-ance	Detect & respond
Core bank controls	X	X	X
Bank people & core process	X	X	X
Network access	X		X
Authentication & authorization	X		
Confidentiality & encryption	X		X
Configuration & integrity	X		X
Availability	X		
SDLC & application security	X		
Privacy	X	X	
Third party risk management		X	
Penetration testing		X	
SOC 2, PCI-DSS		X	
Security monitoring & alerting			X
Incident handling			X

Avenu & Google Cloud platform resilience

Avenu leverages Google Cloud Platform for a highly available and fault tolerant solution

Global infrastructure & high availability / fault tolerance

- Failover & redundancy
- Self-healing Infrastructure
- Managed data services

Security & operational monitoring and management

- Cloud operations monitoring
- DDoS protection
- Identity and access management
- Networking and security

Disaster recovery

- Backup and restore
- Disaster recovery planning

Version 1 of Avenu is now active

Fintech partners joining Avenu

Stage	Fintechs	Status
Production	1	General release in November
Sandbox	4	Two in Alpha testing, two connecting to API's
Contract	1	Finishing App
Waiting for licenses	1	Waiting for CA license & debit card functionality
Pending	6	In discussion

Venu



Jame Sloan
Executive Director, Innovation Lab



John Kica
Senior Product and Operations Manager, Venu

Full bios located in appendix

Cannabis payments

Venu, a cashless payment solution

Venu is an end-to-end payment solution delivered on MainStreet Bank's secure private network. The Venu app allows users to open and fund directly from their bank account. Payments are simple, fast and secure via a uniquely generated QR code.

QR code generated

Accept payment

Transaction complete

Once onboarded, retailers are able to accept Venu payments via a QR scan.
A small virtual terminal provides all of the standardized merchant processing reporting.
Point of sale integration is also available.

Cannabis payments

An opportunity to serve a diverse community of entrepreneurs

Venu helps business owners and customers stay on the safe side of cannabis payments. Many of the current payment methods are grey area solutions that create risk and safety concerns for cannabis business owners, their customers and the industry.

Venu is a bank-built and bank-backed complete payment solution developed for highly regulated businesses.

Venu is built on our Avenu embedded banking platform and includes our private Venu payment network.

> *For every $10 consumers and patients spend at cannabis retail locations, an additional $18 will be injected into the economy, much of it at the local level.*

MJBizDaily Research 2023

U.S. cannabis retail sales estimate

The projected U.S. sales of cannabis through 2028, in billions of dollars from 2023 MJBIZ

Year	Medical	Recreational	Combined
2025	$12.3	$32	$44.3
2026	$12.9	$36.8	$49.7
2027	$13.5	$40	$53.5
2028	$14.1	$42.8	$56.9

Venu app experience

Sign up, terms and conditions, account onboarding

Profile details



9:35
Hi, Jame
Your account
Manage and fund your account
Account details
Jame Sloan
Account balance
$165.01
Current balance
What is this?
$165.01
Early access to a deposit of up to $100
Read more
Account number
************8016
Fund account
Add another bank account
Account
Add money
Purchase
More

Venu app menu

Access profile, terms & conditions, statements

In-app features

- Attach an external account
- Deposit and withdraw money
- View transaction history
- Dispute a transaction
- View and download statements
- Change password
- Change address (after 90 days)
- View terms & conditions



9:33
5G
Venu account
My account
Withdraw money
Transactions
My returns
Statements
Support & preferences
Settings
Help & support
Terms & conditions
Close my account
Logout
More

Venu app experience

Make a purchase


Select a Tip
Enter a tip amount if desired, then select Continue to complete the transaction
$1.50
CLEAR
15%
18%
20%
1
2
3
4
5
6
7
8
9
DEL
0
.
Purchase Amount: $10.00
Tip: $1.50
Total: $11.50
CONTINUE

AV

Voice authentication



9:41
Voice authentication
Please read these numbers aloud
458 729 891
Press and hold to record

Merchant experience

Virtual terminal transaction


Venu
Main Ave Clerk: Jack
Process Return
Process Payment
Enter the transaction details to process an order
Order Number:
Amount ($):
Capture Venu QR Code:
Submit Payment
Reset

Merchant experience

Virtual terminal transaction


Venu
Main Ave Clerk: Jack
Process Return
Process Payment
Enter the transaction details to process an order
Order Number:
rt67uhg
Amount ($):
$6.23
Capture Venu QR Code:
Payment Barcode Captured!
TRANSACTION APPROVED
Approved Amount: $56.23
Next Transaction

Venu customer support portal

Search, view activity, record inquiries, issues, concerns

Features

- View customer account activity
- Reset customer passwords
- Suspend/close accounts
- Capture customer (and non-customer) contacts (email and phone) inquiries
- Data source to investigate disputes
- Escalate issues

Venu program risk management

Risk and compliance top of mind since the product was conceived

- Governance
- Risk assessment
- Development approach
- Third party risk management
- Fraud mitigation

Venu go to market

Crawl, walk, run

Founder-led sales

- "Friendly" merchant
- Small group of consumers
- Controlled app distribution

Marketing approach

- In-store
- Website
- SEO & SEM
- Digital advertising

Bio’s

MainStreetBank

Jeff W. Dick
Chairman and CEO

Jeff is the Chairman and Chief Executive Officer of MainStreet Bancshares, Inc. and MainStreet Bank. Since co-founding the bank in 2004, Jeff has been instrumental in establishing a tech-forward culture, ensuring that MainStreet remains at the forefront of innovation in the financial sector. His deep understanding of compliance and regulation sets him apart from many other bank leaders in an era of rapid innovation, where the balance between progress and regulatory adherence is crucial for sustainable growth.

Before launching the bank, Jeff served in various roles at a local community bank, including Executive Vice President and Board member. His extensive background also includes advising on risk-based banking supervision for the Bank of England and the Financial Services Authority from 1996 to 1999. Jeff began his career in banking as a Field Examiner with the Office of the Comptroller of the Currency in 1983, eventually becoming a Field Manager in Washington, D.C., in 1993.

Jeff earned his Executive M.B.A. (with Distinction) from the University of London, Imperial College of Science, Technology & Medicine.

MainStreetBank

Thomas J. Chmelik
Chief Financial Officer

Tom is a co-founder, Director, and Chief Financial Officer of MainStreet Bancshares, Inc. and MainStreet Bank, where he has expertly guided the bank's financial strategy through periods of sustained growth. His leadership in financial management has been pivotal in navigating the complexities of expansion while maintaining a strong compliance framework.

From 1998 to 2002, Tom served as CFO and a director for a local community bank, where he honed his skills in financial oversight. Prior to that, he played a crucial role in a World Bank initiative, serving as CFO during the restructuring of The National Bank of Commerce, the largest commercial bank in Tanzania, from 1995 to 1998. Tom also held CFO positions at Colombo Bank in Bethesda, Maryland, from 1993 to 1995, and Franklin National Bank in Washington, D.C., from 1989 to 1993.

Tom holds a B.A. in accounting from Belmont Abbey College. His extensive experience and strategic insight have been instrumental in positioning MainStreet Bank for ongoing success in a competitive and rapidly evolving banking landscape.

MainStreetBank

Alex Vari
Chief Accounting Officer

Alex brings more than 15 years of community banking experience to his role as MainStreet Bank's Chief Accounting Officer. As a key member of the finance group, Alex works closely with the executive team to shape the financial strategic plan for maximum shareholder value while providing strong customer-focused service and supporting innovation.

Alex earned a Bachelor's degree in accountancy from the University of North Dakota and is a certified public accountant. He has taken a keen interest in the newly emerging financial products and services that operate on decentralized platforms to record and share data, and has undertaken continuing education in decentralized finance at Duke University. He is a graduate and a faculty member of the Virginia Bankers Association School of Bank Management.

Thomas Floyd
Chief Lending Officer

Tom oversees a team of seasoned lenders and a $1.7 billion loan portfolio in his role as MainStreet Bank's Chief Lending Officer and an Executive Vice President. He has played a critical role in identifying growth opportunities and positioning the bank and its clients to navigate changing interest rate dynamics. He is an established leader who supports the success of his team both as a coach and as a pacesetter.

Tom joined the bank in 2017 and has worked in banking across the Washington metropolitan area for 17 years. He quickly became one of MainStreet Bank's top performing lenders, with a special focus on real estate and construction lending. He earned a Bachelor of Science in finance from Virginia Tech. He is also a graduate of the Virginia Bankers Association School of Bank Management.

MainStreetBank

Chris Johnston
EVP, Chief Credit Officer

Chris has over twenty years of banking experience, developing an aptitude in identifying and mitigating credit risk. In his role as MainStreet Bank's Chief Credit Officer, he manages a team of seasoned credit professionals overseeing asset quality of a $1.7 billion loan portfolio.

Prior to joining the bank in 2012, Chris gained valuable knowledge as a credit analyst, workout officer, and loan officer and brings expertise in credit risk and portfolio management to his role. He earned a Bachelor of Science in finance from Virginia Tech. He is also a graduate of the Virginia Bankers Association School of Bank Management and holds a Risk Management Association Credit Risk Certification.

Rafael DeLeon
Board of Directors Member
Board Audit & Risk Committee Chair

Rafael brings extensive experience in finance, regulatory compliance, and risk management to the board of MainStreet Bancshares, Inc., which he joined in 2021. A veteran regulator with over three decades at the OCC, Rafael is currently Senior Vice President of industry engagement for Ncontracts, a provider of integrated risk management and lending compliance solutions for the financial services industry. During his career at the OCC, he was a consumer compliance examiner, a field office analyst, and a safety and soundness examiner. In 2006, he relocated to the OCC headquarters in Washington, D.C., where he was highly visible in disciplines including leadership, learning, workplace fairness, and industry relations.

MainStreetBank

Ben Baboval
Chief Risk Officer

During a two-decade career in banking, Ben has built a sophisticated understanding of the risks financial institutions face and has developed protocols for anticipating and addressing these risks. He brings a keenly inquisitive and analytical approach to his role as Chief Risk Officer and has deep experience in integrating technology in the bank's systems.

Ben started his career in branch banking, where he gained a wide range of skills, from customer relations to credit risk, BSA, and anti-money laundering. He is a certified anti-money laundering specialist (CAMS). Under his leadership in compliance, the bank has earned an Outstanding rating in its Community Reinvestment Act exam.

Matthew McCrory
Chief Information Security Officer

Matt has worked in the IT industry for nearly 20 years, 16 of them in the financial sector. His strengths include IT governance and risk management. He has designed, implemented, and managed a best-in-class domains. During his career at the bank, Matt has amassed a wealth of technical and managerial expertise across an array of disciplines. He started with MainStreet Bank in 2008 and his experience has grown in lockstep with the bank, with positions ranging from helpdesk assistant to network administrator and systems engineer. Before assuming his current role, he was senior vice president and information security officer. He holds a degree in information science and systems as well as several industry certifications, including CISSP and CRISC.

AVENU

Todd Youngren, MBA
President, Avenu

Todd has a demonstrated history in leading businesses that support FinTechs, Banking as a Service (BaaS), Complex Treasury Solutions and Financial Management Services. Todd is skilled in collaborating across teams to achieve business and financial objectives. He has been instrumental in streamlining and improving processes, enhancing productivity, and implementing technology solutions. Prior to joining Avenu, Todd led large cross functional teams for FrontStream and Sallie Mae.

Brian Bretz, MBA, CSM, CSPO
Director of Product Management, Avenu

Brian brings a proven track record of managing product teams to bring digital products and services to market. Brian is skilled in web and mobile applications development, agile software requirements and managing cross functional product teams. Prior to joining Avenu, Brian was a senior product manager at Angi, Inc where he managed service provider tools and their mHelpDesk platform (a field service management system acquired by Angi).

Krishna Challa
SVP of Engineering, Avenu

Krishna is a full-lifecycle software development leader with more than 20 years of experience and a proven track record in technology leadership. Prior to joining Avenu, Krishna was a senior manager with Unison Global where she led corporate components teams to deliver api based solutions to product operations and external federal customers. At Avenu, she has successfully transitioned development and cloud operations in-house.

Dan Van Nostrand, MBA
Integration Support Manager, Avenu

Dan is a software quality assurance engineer with a demonstrated history of working in the financial services industry. With a unique blend of soft and technical skills - a rarity in the tech field - Dan is able to coach his team through difficult circumstances, set expectations for clients and find creative solutions when the need arises. Prior to joining Avenu, Dan held similar roles at Global Payments Inc, Heartland Payment Systems and Convergys.

× AV

Jame Sloan
Executive Director, Innovation Lab

Jame is the Executive Director of the Innovation Lab at MainStreet Bank, where she leads the development of groundbreaking products and services. With over 30 years of experience as a federal regulator, business executive, and risk leader, Jame combines her deep knowledge of risk and compliance with a focus on meeting evolving customer needs.

She began her career at the Office of the Comptroller of the Currency, where she held various roles in supervision and contributed to key initiatives. Jame later spent nearly a decade at Promontory Financial Group, enhancing risk management frameworks for financial institutions, before becoming Chief Risk Officer at a fintech.

Additionally, Jame founded METTLEJEM LLC, a multifaceted risk advisory service, and advises startups in EdTech and risk management. She holds an MBA from the University of Chicago Booth School of Business and a BS in Finance from Northern Illinois University.

John Kica
Senior Product and Operations Manager, Venu

John is an accomplished operations and project management professional with over 25 years of experience in driving operational excellence and delivering exceptional customer service. Currently, he serves as AVP, Sr. Product and Operations Manager at MainStreet Bank, where he leads cross-disciplinary teams to execute strategic initiatives effectively. Previously, John was an Engagement Lead at Wavicle Data Solutions, where he excelled in resource management and project delivery, significantly enhancing operational performance.

Throughout his career, John has demonstrated a strong ability to gather and analyze data, leading to improved procedures and processes. He has successfully implemented strategies that have reduced project timelines and improved service quality. His leadership skills and commitment to team development have consistently fostered high-performing teams. John holds a Master of Business Administration from Lake Forest Graduate School of Management and a Bachelor of Arts in Sociology from Barat College.